Exhibit 10.2.1
                                 HANS W. BIENER
                                SUPPLYCONSULT GbR
                                Karolinenplatz 5a
                             80333 Munchen, Germany

           Telephone: (+49) 178-7577784, Facsimile: (+49) 8091-561044
                          E-mail: hw.b@supplyconsult.de



                                                               September 6, 2005

Mr. Klaus Eckhof
Aurora Gold Corporation
30 Ledgar Road,
Balcatta, Western Australia
6021 Australia

Dear Mr. Eckhof,

Re: Assignment of the 100 percent interest in the Novo Porto Memorandum of Understanding and the Santa Clara Memorandum of Understanding held in trust for Aurora Gold Corporation


This letter will acknowledge that I, Hans W. Biener, on behalf of SupplyConsult GbR, am holding in trust for the exclusive benefit of Aurora Gold Corporation, a Delaware corporation, a 100 percent interest in the Novo Porto Memorandum of Understanding dated September 5, 2005 and the Santa Clara Memorandum of
Understanding  dated  September  5,  2005.

The Novo Porto Memorandum of Understanding covers two exploration licences. Block 1 registered in the name of Alvaro da Silva Souza and Block 2 registered in the name of Galdino Antonino da Silva Luz are located in the region of the Basin of Tocantins River and around some of its arms, Garimpo Novo Porto and Fazenda Agroextrativista Mineral Brilhante, in the Municipality of Itaituba,
State  of  Para  and  are  covered  by  the  Processes  DNPM  numbers:

Block  1  consists  of  the  following  DNPMs  numbers:
DNPMs 852875/94-Area-08 to 852906/94-Area-39
DNPMs 852908/94-Area-41 to 852912/94-Area-45
DNPMs 852914/94-Area 47 to 852918/94-Area-51
DNPMs 852920/94-Area 53 to 852924/94-Area-57
DNPMs 852926/94-Area-59 to 852929/94-Area-63
DNPMs 852931/94-Area-65 to 852934/94-Area-68
DNPMs 852936/94-Area-71 to 852942/94-Area-81
DNPMs 852944/94-Area-83 to 852948/94-Area-87
DNPMs 852957/94-Area-89 to 852961/94-Area-93
DNPMs 852963/94-Area-95 to 852967/94-Area-99
DNPMs 852969/94-Area101 to 852973/94-Area-105
DNPMs 852975/94-Area-107 to 852979/94-Area-111

DNPMs 852981/94-Area-113 to 852985/94-Area-117
DNPMs 852987/94-Area-119 to 852991/94-Area-123
DNPMs 852993/94-Area-125 to 852997/94-Area-129
DNPMs 852999/94-Area-131 to 853000/94-Area-132

Block 2 consists of the following DNPMs numbers:
DNPMs 852826/94-Area-01 to 852829/94-Area-04
DNPMs 852831/94-Area-06 to 852832/94-Area-07
DNPMs 852834/94-Area-09 to 852837/94-Area-12
DNPMs 852839/94-Area-14 to 852840/94-Area-15
DNPMs 852842/94-Area-17 to 852845/94-Area-20
DNPMs 852847/94-Area-22 to 852848/94-Area-23
DNPMs 852850/94-Area-25 to 852865/94-Area-40 and
Application for Survey Authorization DNPM No. 850566/2005-77

The Santa Clara Memorandum of Understanding covers two exploration licences. Block 1 registered in the name of Antonio Garcia Bernardes and Block 2 registered in the name of Galdino Antonino da Silva Luz are located in the region of the Basin of Crepori River and around some of its arms. Garimpo Santa Clara is located in the mineral bearing grounds of Marupa II and Surubim, in the Municipality of Itaituba, State of Para and are covered by the Processes DNPM numbers:

Block  1  consists  of  the  following  DNPM  numbers:
DNPM  852718/94-Area-01
DNPM  852719/94-Area-03
DNPM  852720/94-Area-05
DNPM  852721/94-Area-07
DNPM  852722/94-Area-09
DNPM  852723/94-Area-12
DNPM  852724/94-Area-14
DNPM  852725/94-Area-16
DNPM  852726/94-Area-18
DNPM  852727/94-Area-20
DNPM  852728/94-Area-22
DNPM  852729/94-Area 24
DNPM  852730/94-Area-26
DNPM  852731/94-Area-28
DNPM  852732/94-Area-30
DNPM  852733/94-Area-32
ANPM  852734-94-Area-34
DNPM  852735/94-Area-36
DNPM  852736/94-Area-38

Block  2  consists  of  the  following  DNPM  numbers:
DNPM  852741/94-Area-02
DNPM  852742/94-Area-04
DNPM  852743/94-Area-06
DNPM  852744/94-Area-08
DNPM  852745/94-Area-10
DNPM  852746/94-Area-11
DNPM  852747/94-Area-13


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
DNPM  852748/94-Area-15
DNPM  852749/94-Area-17
DNPM  852750/94-Area-19
DNPM  852751/94-Area-21
DNPM  852752/94-Area-23
DNPM  852753/94-Area-25
DNPM  852754/94-Area-27
DNPM  852755/94-Area-29
DNPM  852756/94-Area-31
DNPM  852757/94-Area-33
DNPM  852758/94-Area-35
DNPM  852759/94-Area-37

I irrevocably transfer the 100 percent interest in the Novo Porto Memorandum of Understanding and the Santa Clara Memorandum of Understanding to Aurora Gold Corporation without further consideration.


Yours  truly,


/s/"Hans  W  Biener"
--------------------

SUPPLYCONSULT  GbR
Hans  W.  Biener


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